Exhibit 99.5

AMENDMENT NO. 1 TO OMNIBUS AMENDMENT, WAIVER AND CONSENT

THIS AMENDMENT NO. 1 TO OMNIBUS AMENDMENT, WAIVER AND CONSENT (this “Amendment”) is made and entered into as of February 27, 2009, by and among PhotoMedex, Inc., a Delaware corporation (“Borrower”), CIT Healthcare LLC, a Delaware limited liability company (in its capacity as agent, “Agent”, and in its capacity as a lender, “CIT”), and Life Sciences Capital LLC, a Delaware limited liability company (“Life Sciences”; each of Life Sciences and CIT, a “Lender” and together, the “Lenders”).  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement (as defined below).

Background

A.           Borrower, Agent and Lenders are parties to a certain Master Term Loan and Security Agreement, dated as of December 31, 2007 (the “Loan Agreement”), pursuant to which Borrower established certain financing arrangements with Lenders.

B.           Borrower, Agent and Lenders are parties to that certain Omnibus Amendment, dated as of September 30, 2008 (the “Underlying Amendment”) and that certain Letter Agreement, dated October 31, 2008 (the “Letter Agreement”; collectively with the Underlying Amendment, the Loan Agreement and the notes issued pursuant to the Loan Agreement, as the same may be amended from time to time, the “Loan Documents”), which Underlying Amendment and Letter Agreement amended the Loan Documents.

C.           Borrower has requested, and Agent and Lenders have agreed, to amend the terms and conditions of the Underlying Amendment pursuant to the terms and conditions of this Amendment.

D.           Borrower and Perseus Partners VII, L.P., a Delaware limited partnership (“Perseus”), are parties to a certain Securities Purchase Agreement, dated as of August 4, 2008 (as amended by Amendment No. 1 thereto, dated as of February 27, 2009, and as the same may be further amended, modified or supplemented from time to time, the “Perseus SPA”), pursuant to which Borrower agreed, among other things, to issue to Perseus secured convertible promissory notes having an initial aggregate principal amount of up to $25 million and providing for the payment of interest in kind in certain circumstances (the “Perseus Financing”).

E.           Borrower has requested, and Agent and Lenders have agreed, to make certain other agreements, waivers and consents in connection with the closing of the Perseus Financing as set forth in this Amendment.

Agreement

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties hereto agree as follows:

1.           Amendments to the Underlying Amendment.  Section 5(b) of the Underlying Amendment is hereby deleted in its entirety.  Section 5(b) of the Underlying Amendment shall be of no further force or effect and shall be void ab initio.

2.           Waiver of Certain Defaults.

2.1           Existing Defaults.  For purposes of this Amendment, “Existing Defaults” shall mean, collectively, all of the “Existing Defaults” referred to in the Underlying Amendment and all of the “Existing Defaults” referred to in the Letter Agreement.  Each of Agent and Lenders hereby irrevocably acknowledges and agrees that all of the Existing Defaults are hereby irrevocably waived by Agent and each Lender.  Each of Agent and Lenders hereby irrevocably waives any and all rights to which it may have been entitled in connection with such Existing Defaults.  Borrower represents to Agent and Lenders that upon the effectiveness of this Amendment, there are no Events of Default outstanding as of February 27, 2009.

3.           Consent to the Perseus Financing.  Each of Agent and Lenders hereby consents to the Perseus Financing and each of the transactions contemplated by the Perseus SPA.

4.           Effect.  Except as set forth in this Amendment, the Underlying Amendment shall remain in full force and effect and is hereby ratified and confirmed.  This Amendment shall be construed as one with the Underlying Amendment, and the Underlying Amendment shall, where the context requires, be read and construed so as to incorporate this Amendment.

5.           Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.  Signature by facsimile or PDF shall bind the parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BORROWER:	PHOTOMEDEX, INC.

	By:	/s/ Dennis M. McGrath
Name: Dennis M. McGrath
Title: Chief Financial Officer

AGENT:	CIT HEALTHCARE LLC

	By:	/s/ Alisa Micarelli
Name: Alisa Micarelli
Title: SVP

LENDERS:	CIT HEALTHCARE LLC

	By:	/s/ Alisa Micarelli
Name: Alisa Micarelli
Title: SVP

LIFE SCIENCES CAPITAL LLC

By: EB Life Sciences Capital, LLC, Manager

By: Emigrant Bank, Manager

	By:	/s/ John R. Hart
Name: John R. Hart
Title: Vice Chairman